Bank Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2019
Bank Premises and Equipment
Schedule of components of premises and equipment, net of depreciation

(dollars in thousands)	2019	2018
Building	$4,141	3,824
Leasehold improvements	3,156	3,013
Land	600	600
Land Improvements	215	215
Furniture, fixtures and equipment	2,574	2,447
Computer equipment and data processing software	6,360	6,211
Construction in process	102	118
Less: accumulated depreciation	(8,512)	(6,790)
Total	$8,636	9,638